Exhibit 99.1

BreitBurn Energy Partners L.P. Investor Presentation March 2007

Forward-Looking Statements This presentation contains forward-looking statements relating to BreitBurn Energy Partnership L.P.’s operations that are based on management’s current expectations, estimates and projections about its operations. Statements made by management during the course of this presentation that are not historical facts are forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “2007 Guidance” and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. Among the factors contained in these forward-looking statements are uncertainties as to the actual amount or timing ofte Partnership’s transition cost from a private entity to a publicly held MLP. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are crude oil and natural gas prices; the competitiveness of alternate energy sources or product substitutes; technological developments; potential disruption or interruption of the Partnership’s net production due to accidents or severe weather; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; and the factors set forth under the heading “Risk Factors” incorporated by reference from our Prospectus filed pursuant to Rule 424(b)(4) on October 5, 2006 (File No.333-134049), Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and other filings with the Securities and Exchange Commission. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Growth-oriented upstream MLP well-positioned to pursue growth opportunities in the U.S. Assets consist primarily of oil and gas fields located in the Los Angeles Basin in California the Wind River and Big Horn Basins in Wyoming and the Permian Basin in Texas Current average daily net production ~ 4,900 Boe/d Proved reserves (1/1/07) – 32.8 MMBoe* 91% proved developed (97% oil)* Standardized Measure (1/1/07) - $345 Million* Assets characterized by stable, long-lived production (R/P ~ 18 years)* * includes effects of Lazy JL field acquisition in January 2007. Overview of BreitBurn Energy Partners L.P. BBEP’s assets and ownership structure make it ideally suited as an upstream MLP

Executive Team Name Position Hal Washburn Co- Founder, CEO, Director Randy Breitenbach Co- Founder, CEO, Director Thurmon Andress Managing Director Jim Jackson Executive VP & CFO Greg Brown Executive VP & General Counsel

High-quality asset base characterized by stable, long-lived production Experienced management, operating and technical teams share a long working history at BreitBurn Executive officers and key employees have on average over 20 years of experience in the oil and gas industry, finance and acquisitions Strong sponsorship by Provident enhances ability to pursue attractive acquisition opportunities Management has proven acquisition, development and integration expertise Cost of capital provides competitive advantage in pursuing acquisitions No entity-level income tax No incentive distribution rights (IDRs) Significant financial flexibility Competitive Strengths

Provident Relationship Provident Energy Trust (TSX: PVE.UN; NYSE: PVX) is a publicly traded Canadian energy trust primarily engaged in upstream and midstream activities Provident’s market capitalization is currently in excess of US$2.1 billion Following the IPO, Provident holds approximately 67% of BBEP Relationship provides key benefits: BBEP will be Provident’s upstream US growth platform Enhanced access to growth opportunities Greater flexibility in pursuing a wider array of acquisitions Potential for future “drop-down” acquisitions into BBEP Canada – OGP Business Unit U.S. – OGP Business Unit Midstream Services Business Unit Balanced Portfolio Strategy Integrated Risk Management

Acquire long-lived assets with low-risk exploitation and development opportunities Use our technical expertise and state-of-the-art technologies to identify and implement successful exploitation techniques to maximize reserve recovery Utilize the benefits of our relationship with Provident to pursue acquisitions Reduce cash flow volatility through commodity price hedging Maximize asset value and cash flow stability through operating control Business Strategy

Strong Track Record of Growth The Partnership properties have exhibited strong underlying growth Daily Production (Boe/d) Reserve Volume (MMboe) Standardized Measure ($ millions) 21% CAGR 35% CAGR 14% CAGR 30.7 29.7 18.9 20.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2003 2004 2005 2006 $313 $127 $157 $321 $0 $50 $100 $150 $200 $250 $300 $350 2003 2004 2005 2006 2,536 2,368 4,269 4,480

Asset Overview

Asset Map As of January 1, 2007 BreitBurn had 32.8MMBoe of proved reserves

California Properties Total Proved Reserves – 17.5 MMboe Operational Highlights Current production rate ~ 2,500 Boe/d Operate 99% of properties Medium gravity crude Key Attributes Long-lived, low-risk reserves Many fields producing for over 100 years Significant consolidation opportunities High net revenue interests Attractive pricing (average 9% discount to NYMEX WTI) Texas 6% Wyoming 41% Santa Fe Springs 36% Rosecrans 8% Brea Olinda 6% California - Other 3%

Wyoming Properties Total Proved Reserves – 13.2 MMboe Operational Highlights Current production rate ~ 2,100 Boe/d Operate 99% of properties Medium gravity crude Key Attributes Long-lived, low-risk reserves Mature, complex hydrocarbon accumulations Significant acquisition opportunities with limited competition High net revenue interests Texas 6% North Sunshine 9% Wyoming - Other 4% California 53% Hidden Dome 3% Gebo 9% Black Mountain 16%

Texas Properties Total Proved Reserves – 2.1 MMboe Operational Highlights Current production rate ~ 300 Boe/d Operate 99% of properties Medium to high gravity crude Low operating costs ($14.50 per net BOE) Key Attributes Long-lived, low-risk reserves Mature, complex hydrocarbon accumulations Significant add-on acquisition opportunities High net revenue interests California 54% Wyoming 40% Texas 6%

Upstream Acquisition Activity BBEP operates in regions which offer significant consolidation opportunities Source: John S. Herold, Inc. (from publicly available data). Data excludes deals less than $25.0 million. Mid-Continent includes Texas. Rockies, West Coast and Mid-Continent M&A Activity 47 56 67 67 77 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2002 2003 2004 2005 2006 Transaction Value ($ in Billions) 0 20 40 60 80 100 # of Transactions Rockies West Coast Mid-Continent Total # Deals $5.7 B $4.1 B $20.1 B $9.4 B $14.3 B

Maximizing Asset Value Application of integrated reservoir engineering and geoscience technologies BreitBurn’s technical team conducts an extensive geologic and reservoir engineering study of the property to identify development opportunities Optimization and exploitation Identification of potential operating efficiencies to be realized Maintaining operating control After acquiring a new property, BreitBurn seeks to maximize value over the long-term through the following key steps:

Operations & Technical Expertise

Name	Position & Experience	Background
Chris Williamson	VP - Operations 25 Years Experience	▫ Petroleum engineer, MacPherson Oil Co. ▫ Petroleum engineer, Shell Oil Company ▫ BS, Chemical Engineering, Purdue Univ.
Tom Myers	Division Manager - CA 36 Years Experience	▫ Operations Manager, Continental Res. ▫ Operations Manager, Sonat Exploration ▫ BS, Petroleum Engineering, Univ. of Kansas
Dr. Dennis Graue	Manager, Exploitation 41 Years Experience	▫ Principal Member, NITEC LLC ▫ Sr. Vice President, SSI ▫ Sr. Staff Reservoir Engineer, Chevron ▫ B.S., M.S., Ph.D. in Chemical Engineering from Cal Tech
Dr. William Fong	Senior Engineer 17 Years Experience	▫ Sr. Reservoir Engineer, Chevron USA ▫ ScD, Chemical Engineering, MIT / BS, Chemical Engineering, Cal Tech
Jonathan Kuespert	Manager, Geology 21 Years Experience	▫ Development and Exploration Geologist, Chevron ▫ MBA, UCLA Anderson Business School ▫ MS, Petroleum Geology, Stanford University / BS, Geology, Duke Univ.

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Financial Overview

BBEP Ownership Structure Interests of Provident and Management are well aligned with the public Provident / Management 67% GP Interest 2% Public Unitholders 31%

Financial Flexibility $400 million credit facility with $100 million borrowing base $1.5MM outstanding debt at 12/31/06 $29 million drawn to fund Lazy JL acquisition Ability to use Common Units as acquisition currency Pro Forma Capitalization ($ in thousands) As of December 31, 2006* Cash $93 Total Debt 30,500 Total Partners' Capital 177,111 Total Capitalization $207,611 * Pro forma for Lazy JL acquisition

Commodity Price Sensitivity The Partnership employs an active hedging program Existing hedges add stability to cash flows in a volatile oil price environment Approximately 70% of 2007 production hedged at $67.58 Approximately 60% of 2008 production hedged at $63.69 80% of Lazy JL production hedged over the next three years $10/Bbl change in oil price impacts estimated adjusted EBITDA by approximately 5%

2007 Guidance ($ in thousands, except per unit data) 2007 Calendar Year Guidance Total Production (Mboe) 1,750 -- 1,950 Average Daily Production (Boe/d) 4,800 -- 5,300 Average Price of Hedged Volumes $67.58 Price Differential % vs WTI 18% 20% Operating Expenses ($000's) $33,000 -- $35,000 G&A ($000's) $13,000 -- $14,500 (excluding incentive compensation plans) (1) G&A incentive compensation plans (see footnote 2) Cash Interest Expense ($000's) $2,000 Capital Expenditures ($000's) $15,000 -- $17,000 (1) Due to incremental accounting, tax, auditing and legal expenses associated with the Partnership’s transition from a private entity to a publicly traded MLP, it is estimated that up to 60% of the projected annual general and administrative expense may be incurred in the first six months of 2007. (2) The Partnership's management incentive plan is tied to unit price and other metrics. The Partnership is not providing guidance on the unit price for 2007. However, if the Partnership units do not appreciate over the year-end 2006 price, management incentive plan expense is estimated at $3.5 million.

Unique Structure Similar attributes as traditional MLPs Quarterly distribution with tax-advantaged yield Growth through combination of acquisitions and organic projects Cost of capital advantage = powerful acquisition financing BreitBurn Energy Partners L.P. structural advantages All investors share cash flows equally – no IDRs Provident / Management interests aligned with public Acquisitions are more accretive long-term without IDRs Emerging asset class (E&P) Long reserve life (R/P~18 years) Numerous acquisition opportunities Prudent hedging

BreitBurn Energy vs. Competing Securities Reserve Life Payout Ratio Includes BRY, DNR, EAC, PXP, SFY, TXCO, VQ, WLL. Growth yield vs. shrinking yield High reserve life = lower decline Return on capital vs. return of capital Competing securities: Have higher declines Have lower reinvestment ratios U.S. royalty trusts cannot make acquisitions ~75% 78% ~95% 0% 20% 40% 60% 80% 100% BBEP All U.S. Royalty Trusts All Canadian Oil & Gas Trusts

High-quality asset base with predictable, long-lived production Experienced management, operating and technical teams Strong sponsorship by Provident Energy Trust Unique structure should provide lower cost of capital and enhanced growth potential Strong financial flexibility Well-positioned to achieve growth objectives Investment Highlights

BreitBurn Energy Partners L.P. Investor Presentation March 2007